UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2025

Spruce Biosciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39594	81-2154263
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

611 Gateway Boulevard, Suite 740
South San Francisco , California		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 415 294-1687

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SPRB	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On April 15, 2025, Spruce Biosciences, Inc. (the “Company”) issued a press release providing a corporate update that included updates on its new corporate strategy and acquisition of tralesinidase alfa enzyme replacement therapy for the treatment of Sanfilippo Syndrome Type B, anticipated upcoming milestones, and its cash and cash equivalents balance of $38.8 million as of December 31, 2024 (the “Press Release”). The full text of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

All of the information furnished in this Item 2.02 and Item 9.01 (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure.

On April 15, 2025, the Company presented a slide presentation with an overview of the Company’s new corporate strategy and acquisition of tralesinidase alfa enzyme replacement therapy for the treatment of Sanfilippo Syndrome Type B entitled “Tralesinidase Alfa Enzyme Replacement Therapy for the Treatment of Sanfilippo Syndrome Type B (MPSIIIB)” (the “Presentation”). A copy of the Presentation is furnished as Exhibit 99.2.

All of the information furnished in this Item 7.01 and Item 9.01 (including Exhibit 99.2) shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act and shall not be incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Spruce Biosciences, Inc., dated April 15, 2025.
99.2	Presentation of Spruce Biosciences, Inc. entitled “Tralesinidase Alfa Enzyme Replacement Therapy for the Treatment of Sanfilippo Syndrome Type B (MPSIIIB).”
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spruce Biosciences, Inc.

Date: April 15, 2025	By:	/s/ Samir Gharib
Samir Gharib
President and Chief Financial Officer